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Iron Mountain Incorporated

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The following presentation may be provided to stockholders of Iron Mountain Incorporated (the “Company”) by Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”):

Iron Mountain Incorporated: Great Business Model, Significant Incremental Opportunity March 9, 2011

Disclosure Statement
The information contained in this presentation is for informational purposes only and does not constitute an agreement, offer, a solicitation of an offer, or any advice or recommendation to enter into or to conclude any transaction or confirmation thereof (whether on the terms shown or otherwise).  The information contained herein is made based upon publicly available information.  None of Elliott Associates, L.P. and Elliott
International, L.P. (collectively, "Elliott"), their affiliates or any of their respective officers, directors, employees, stockholders, consultants, agents, or controlling persons, or their respective officers, directors or employees, is making any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein, and each of Elliott Associates and each such other person expressly disclaims any and all liability to any other person that may be based upon or relate to the information contained herein.   This
presentation contains forward-looking statements.  These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “potential,” “opportunity,” “believes,” “anticipates” and other terms with similar meaning indicating possible future events or actions or potential impact on the matters described herein.  These forward-looking statements are based on current
expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially.   Accordingly, you
should not rely upon forward-looking statements as a prediction of actual results.
Elliott intends to make a filing with the Securities and Exchange Commission of a proxy statement and an accompanying proxy card to be used to solicit proxies in connection with the 2011 Annual Meeting of Stockholders (including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof) (the “2011 Annual Meeting”) of Iron Mountain Incorporated (the “Company”).  Information
relating to the participants in such proxy solicitation is contained in materials filed by Elliott with the Securities and Exchange Commission pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended.  Stockholders are advised to read the proxy statement and other documents related to the solicitation of stockholders of the Company for use at the 2011 Annual Meeting when they become available because they will contain important information, including additional information relating to the participants in such proxy solicitation.  When completed and available, Elliott’s definitive proxy statement and a form of proxy will be mailed to stockholders of the Company.  These materials and other materials filed by Elliott in connection with the solicitation of proxies will be available at no charge at the Securities and
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Elliott with the Securities and Exchange Commission will also be available, without charge, by directing a request by mail or telephone to
MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016 (call collect: 212-929-5500; call toll free: 800-322-2885).

Iron Mountain (NYSE: IRM) provides records management, information protection and recovery, and data destruction services to more than 150,000 corporate clients
•
Market-leading core business - North American Physical (“NOAM Physical”)
— Sustainable, recurring revenue stream with 44% OIBDA margins
— Well penetrated vended market – IRM’s growth and scale have made it a mature business
•
New initiatives have generated minimal-to-negative returns
— Worldwide Digital business struggling with uncertain growth, low margins and significant competition from leading technology firms
— International Physical business has had slow OIBDA growth and lower margins (vs. NOAM Physical) despite continued investment
Incremental opportunities exist to create significant shareholder value
•
Implement business improvements to achieve operational efficiencies, increase margins and maximize cash flow available to equity holders
— Focus on return-on-invested-capital (ROIC) for all growth-related initiatives
•
Optimize corporate structure for tax efficiency
•
Align management compensation incentives with shareholder value creation
Iron Mountain: Leader in Information Storage Services
Significant Opportunity to Generate Shareholder Value

Source:  Iron Mountain Incorporated disclosures and Third-Party Analyst Research

Incremental Opportunity for IRM
Business Improvements + REIT Conversion = Potential $52-$77 Stock Price

(1) Assumes dividend equals 100% of equity free cash flow
Source: Elliott estimates; See page 33 for additional details on Elliott estimated stock price calculations shown above
Implied
Dividend Yield
5.0% (1)
Implied
Dividend Yield
6.4% (1)
+ =
$0
$10
$20
$30
$40
$50
$60
$70
$80
Recent
$25
Mid
$52
High
$77
Business Improvements Improvements + REIT IRM Stock Price
Recent
$25
High
$41
REIT Conversion
Mid
$34
Recent
$25
Recent
$25
Mid
$39
High
$50

5 Market-Leading Core Business - North American Physical

IRM has a Great Business Model
NOAM Physical is a Profitable and Sustainable Core Business

Source:  Iron Mountain Incorporated disclosures and Elliott estimates
IRM has a market-leading position in a great business – North American
Physical document storage
• Strong execution track record
• Buy/lease by the square foot, monetize by the cubic foot
• Annual revenues from fixed periodic storage fees have grown for 22 consecutive years
The document storage business benefits from structural forces that create stability in the face of digitization trends
• Base of existing boxes represents >90% of revenues with high switching costs
— Conversion of existing boxes to digital format costs 20-30x annual physical box storage costs
— Average life of a box >10 years
• Multi-year contracts and built-in price escalators protect against price pressure
• Regulatory requirements for document retention drive significant percent of box volumes
While existing box storage market is well penetrated, the remaining unvended segment is 3x IRM revenue

NOAM Physical
1
is Core Business
69% of Revenues, 86% of OIBDA
2
, 96% of Cash Flow
3

Source:  Iron Mountain Incorporated disclosures
(1) Iron Mountain’s reportable operating segments are North American Physical Business, International Physical Business (“Int’l Physical”) and Worldwide Digital
Business (“Digital”). NOAM Physical and Int’l Physical segments offer physical records management services, data protection & recovery services and information destruction services, in their respective geographies. The Digital segment includes online backup and recovery solutions for server data and personal computers, digital archiving services, eDiscovery services and intellectual property management services and is not limited to any particular geography.
(2) OIBDA represents operating income before depreciation, amortization, corporate expenses, goodwill impairment and (gain) loss on disposal/writedown of property, plant and equipment, net
(3) Calculated as OIBDA (before corporate expenses) – Capex
2
2
2010 OIBDA
NOAM Physical - 86%
Int'l
Physical
2%
12%
NOAM Physical - 96%
3%
2010 OIBDA - Capex
1%
2010 Revenue
NOAM Physical - 69%
Int'l Physical
Digital
7%
23%

(1) For NOAM Physical; Solid bars correspond with left-axis, trend lines correspond with right-axis
Source:  Iron Mountain Incorporated disclosures
35%
37%
39%
41%
43%
45%
2010 2009 2008 2007
24%
28%
32%
36%
40%
2010 2009 2008 2007
0%
2%
4%
6%
8%
10%
12%
14%
16%
2010 2009 2008 2007
$1,100
$1,300
$1,500
$1,700
$1,900
$2,100
$2,300
$500
$600
$700
$800
$900
$1,000
$400
$500
$600
$700
$800
$900
NOAM Physical is a Cash Cow
Margin has Expanded & Cash Flow Nearly Doubled in Last 3 Years
Revenue ($MMs) & Growth (YoY) OIBDA ($MMs) & Margin
OIBDA – Capex ($MMs) & Margin
1
1 1

(1) NOAM Physical, pre-2004 figures reflect Elliott estimates based on Company disclosures; Internal Revenue Growth defined as weighted average y-o-y growth of revenues, excluding acquisitions, divestitures, and FX fluctuations
(1)  NOAM Physical
Source:  Iron Mountain Incorporated disclosures and Elliott estimates
As NOAM Physical’s Revenue Growth Has Slowed,
Attractive Opportunities to Invest Have Decreased
Revenue & Internal Revenue Growth (YoY)
(1)
0%
5%
10%
15%
20%
25%
30%
Revenue Growth
Internal Revenue Growth
Incremental Invested Capital ($MMs)
(1)
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
2007 2008 2009 2010
Acquisitions
Capex

10 New Initiatives Earning Minimal-to-Negative Returns

$0.7B+ Invested in Digital, Minimal Return to Date
Uncertain Growth and Low Margins with Strong Tech Co. Competition

Source:  Iron Mountain Incorporated disclosures and Elliott estimate of 35% for tax rate
(1)  NOPAT = Net Operating Profit After Taxes
Why invest profits from a high margin business into one with uncertain growth and low margins?
How is IRM better positioned than existing and emerging tech titans?
Digital Revenue ($MMs)
2007 2008 2009 2010
Digital OIBDA, ex. Corporate ($MMs)
2007 2008 2009 2010
CAGR = 12.3%
$0
$50
$100
$150
$200
$250
CAGR = 2.4%
$284MM Goodwill
Impairment in 2010
$0
$10
$20
$30
$40
$50
$60
Digital Acquisitions & Capex:
$0.7BN+
2010 NOPAT
1
: -$5MM, Implied ROIC: Negative

$1.9B+ Invested in Int’l Physical, Minimal Return to Date
Slow OIBDA Growth and Low Margins Despite Continued Investment

Int’l Acquisition & Capex
1
: $1.9BN+
2010 NOPAT
2
: ~$31MM, Implied ROIC: ~1.6%
CAGR = 2.3%
Source:  Iron Mountain Incorporated disclosures and Elliott estimate of 35% for tax rate
(2)  NOPAT = Net Operating Profit After Taxes
IRM has spent $0.6BN in International Physical Capex & Acquisitions from
2007-2010 and segment OIBDA has actually decreased
(1)  Since inception
International Physical Revenue ($MMs)
2007 2008 2009 2010
International Physical OIBDA, ex. Corporate ($MMs)
$0
$25
$50
$75
$100
$125
$150
$175
2007 2008 2009 2010
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
CAGR = -0.5%

NOAM Physical vs. Int’l Physical
Int’l Physical Productivity & Margins are Much Weaker

(1)  Number of employees based on IRM’s 2009 Investor Day Presentation
Source:  Iron Mountain Incorporated disclosures
(1)
2010 Revenue per Employee ($Ks)
$0
$50
$100
$150
$200
$250
NOAM Physical Int'l Physical
2010 OIBDA Margin
0%
10%
20%
30%
40%
50%
NOAM Physical Int'l Physical
Int’l Physical
employee
productivity
is less than
half of
NOAM
Physical
OIBDA
Margin in
Int’l Physical
is 18% vs.
44% in NOAM
Physical

14 Market Appears Skeptical of Management’s Vision

IRM EV / LTM EBITDA
6x
7x
8x
9x
10x
11x
12x
13x
14x
15x
16x
Feb-02 Feb-03 Feb-04 Feb-05 Feb-06 Feb-07 Feb-08 Feb-09 Feb-10 Feb-11
Valuation Has Declined to an All-Time Low…

EV / Share
EBITDA Price
16x $62
15x $57
14x $52
13x $48
15x $57
14x $52
13x $48
12x $43
11x $38

3/1/2010
4/1/2010
5/1/2010
6/1/2010
7/1/2010
8/1/2010
9/1/2010
10/1/2010
11/1/2010
12/1/2010
1/1/2011
2/1/2011

…and Turnover of the Shareholder Base Reflects
Uncertainty

IRM - Stock Price & Volume
$15.00
$17.50
$20.00
$22.50
$25.00
$27.50
$30.00
0MM
5MM
10MM
15MM
20MM
25MM
30MM
35MM
40MM
45MM
50MM
Price (LH Axis)
Volume (RH Axis)
“Growth-oriented investors
have become increasingly
frustrated with the evasive
revenue growth
reacceleration and the
additional pressure on
margins.” – J.P. Morgan
10/6/2010
During 6 month period
between Sep ’10 and Feb
’11, over 306MM shares
traded, representing
approximately 150% of
shares outstanding

“You’ve got a rather miniscule dividend.
With lack of big acquisition opportunities,
no need to reduce debt, why not
establish a really significant payout ratio?
You’re a slow growth company.”
“On the dividend strategy…it’s basically
$50MM.  Your business throws off $300MM
of cash, just seems like a very small
amount given the growth nature of the
business.”
“With your stock price near an all-time
low, with interest rates near all-time
lows…you could
basically buy back 25% of
the company and still be within your
[target leverage] range. Have you
thought about that?”
Market is Questioning Management’s Strategy…

Source:  Iron Mountain Incorporated disclosures
Comments from 2010 Investor Day Elliott Believes Recent Corporate
Actions Are Insufficient
• Increased quarterly dividend in 4Q
2010 from $0.0625/share to only
$0.1875/share
• Increased amount authorized under
share repurchase program from
$150MM to only $350MM (total ~7% of
outstanding shares)
— In 2010, repurchased only
4.8MM shares for $112MM

BOB BRENNAN
President and Chief Executive Officer
Iron Mountain Incorporated

A message from the CEO

TO OUR SHAREHOLDERS: Driving top line growth is the number one priority at Iron Mountain. Our experience, dedication and stability make us one of the most trusted names in the large and expanding marketplace for information management services.

18 …Yet Management Continues To Pursue Growth For The Sake of Growth Source: Iron Mountain Incorporated 2009 Annual Report April 2010 Letter to Shareholders

•
Implement business improvements to achieve operational
efficiencies, increase margins and maximize cash flow available to equity holders
— Focus on return-on-invested-capital (ROIC) for all growth-
related initiatives
•
Optimize corporate structure for tax efficiency
•
Align management compensation incentives with shareholder
value creation
Opportunities Exist To Create Incremental Shareholder
Value

20 Implement Business Improvements To Achieve Operational Efficiencies

Incremental Opportunities for Operational Efficiency
Improve Expense & Capex Management

+ =
Implied
Dividend Yield
5.0% (1)
Implied
Dividend Yield
6.4% (1)
$0
$10
$20
$30
$40
$50
$60
$70
$80
Recent
$25
Mid
$52
High
$77
Business Improvements Improvements + REIT IRM Stock Price
Recent
$25
High
$41
REIT Conversion
Mid
$34
Recent
$25
Recent
$25
Mid
$39
High
$50
(1) Assumes dividend equals 100% of equity free cash flow
Source: Elliott estimates; See page 33 for additional details on Elliott estimated stock price calculations shown above

Business Improvements Can Provide Significant Upside
Reduce Capex, Improve Int’l Margins, Rationalize SG&A

(1) International margin improvement reflects higher capacity utilization not cost reductions in SG&A
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
Recent
$25
Mid
$34
High
$41
Sales, Mktg.
& AM
G&A
Capex
IRM Stock Price
+
+
=
IRM Stock Price
Recent
$25
$2.98
$3.45
$5.47
+
Int'l Margins
(1)
$3.72
+
Source: Elliott estimates

Reduce Capex by ~20%
$5.47 Per Share Opportunity
•
Management has said maintenance Capex is 2% of
revenues
•
Elliott scenarios reduce total Capex from 7.6% of
revenues (Company guidance) to 6.0% of revenues (in
Elliott Mid-case)
•
Primary reductions to come from:
— Int’l Physical investments with low ROIC
— Growth Capex in NOAM Physical
— Minimal new Capex in Digital
•
A disciplined capital allocation approach can deliver
further upside to current levels
Capital Expenditures Savings ($MMs) Mid High
Capital expenditures - savings as a % of sales 1.6% 2.4%
Capital expenditures - savings 53                  77
Capital expenditures - valuation appreciation 751                1,095
Capital expenditures - valuation appreciation per share 3.75 $           5.47 $
See page 42 (Appendix) for more detailed analysis of Capital Expenditures
Source:  Iron Mountain Incorporated disclosures and Elliott estimates
Capex
$5.47

Int’l Physical Margin Expansion
$3.45 Per Share Opportunity

International Physical Margin Expansion Savings ($MMs) Mid High
Int'l Physical OIBDA - margin benefit as a % of sales 5.0% 10.0%
Int'l Physical OIBDA - margin benefit 37                  74
Assumed tax rate 35.0% 35.0%
Int'l Physical OIBDA benefit - after-tax savings 24                  48
Int'l Physical OIBDA - valuation appreciation 345                691
Int'l Physical OIBDA - valuation appreciation per share 1.73 $           3.45 $
$25
$3.45
Int'l Margins
Source:  Iron Mountain Incorporated disclosures and Elliott estimates
•
Int’l Physical OIBDA margin is 18% vs. 44% for NOAM
Physical
•
Management to focus on increasing capacity
utilization to drive OIBDA margins
•
Need to start monetizing investments after several
years of building capacity

Recent
$25
Mid
$34
High
$41
G&A
$2.98

Source:  Iron Mountain Incorporated disclosures and Elliott estimates
General & Administrative Savings ($MMs) Mid High
General and administrative - savings as a % of sales 1.0% 2.0%
General and administrative - pre-tax savings 32                  64
Assumed tax rate 35.0% 35.0%
General and administrative - after-tax savings 21                  42
General and administrative - valuation appreciation 298                596
General and administrative - valuation appreciation per share 1.49 $           2.98 $
See page 43 (Appendix) for more detailed analysis of G&A costs
Marginal G&A Reduction Can Provide Meaningful Benefit
$2.98 Per Share Opportunity
•
Reduction in corporate overhead is in line with a
maturing business
•
G&A as a % of total sales increased to 15.3% in 2010,
from a low of 13.6% in 2002

Recent
$25
Mid
$34
High
$41
Sales, Mktg.
& AM
$3.72
Reduce Sales & Marketing Costs
$3.72 Per Share Opportunity

Sales, Marketing & Account Management Savings ($MMs) Mid High
Sales, marketing and account management - savings as a % of sales 1.5% 2.5%
Sales, marketing and account management - pre-tax savings ($MMs) 48                  80
Assumed tax rate 35.0% 35.0%
Sales, marketing and account management - after-tax savings ($MMs) 31                  52
Sales, marketing and account management - valuation appreciation 447                745
Sales, marketing and account management - valuation appreciation per share 2.23 $           3.72 $
See page 44 (Appendix) for more detailed analysis of Sales and Marketing costs
Source:  Iron Mountain Incorporated disclosures and Elliott estimates
•
Sales & Marketing costs have increased to 9% of sales
recently from 6% earlier in the decade
•
A 150-250bps reduction by scaling back sales and
marketing effort is in line with declining growth
outlook

27 Optimize Corporate Structure For Tax Efficiency

Incremental Opportunity Through REIT Conversion
Potential Tax Savings & Cap Rate Improvement

+ =
Implied
Dividend Yield
5.0% (1)
Implied
Dividend Yield
6.4% (1)
$0
$10
$20
$30
$40
$50
$60
$70
$80
Recent
$25
Mid
$52
High
$77
Business Improvements Improvements + REIT IRM Stock Price
Recent
$25
High
$41
REIT Conversion
Mid
$34
Recent
$25
Recent
$25
Mid
$39
High
$50
(1) Assumes dividend equals 100% of equity free cash flow
Source: Elliott estimates; See page 33 for additional details on Elliott estimated stock price calculations shown above

REIT Structure Can Result in Significant Value Creation
$0
$10
$20
$30
$40
$50
$60
Recent
$25
Mid
$39
High
$50
Tax Savings
Cap Rate Improvement
IRM Stock Price
+
+
=
IRM Stock Price
Recent
$25
$10.58
$13.97
Source: Elliott estimates

Potential REIT Structure
Services
IRM
(REIT)
IRM
Customers
ServiceCo
(TRS)
Lease Payments
Payments for
Services

• Services business contributed to ServiceCo, which elects to be treated as a taxable REIT subsidiary (TRS)
• Customer contracts remain with IRM
• IRM adopts REIT status and makes arm's length payments to ServiceCo (TRS) for the services provided by ServiceCo to IRM customers
• If necessary for REIT compliance, IRM could IPO a percentage of its ownership stake in
ServiceCo (while maintaining voting control)
Storage

Significant Benefits of a REIT Structure Deserve Careful
Analysis

Elliott has devoted considerable resources to exploring the benefits and challenges of a REIT structure
•
Worked exhaustively with lawyers, industry consultants and other advisors using publicly available information to establish estimates for value creation, cash flow and other metrics
•
Detailed analysis of potential commercial, operational, governance and tax implications
Elliott believes IRM's physical storage business is a compelling REIT candidate
•
Stable, annuity-like rental income streams (low organic growth in core business)
•
By converting from a “C” Corp to a REIT, IRM can retain more of the income from over 1,000 owned and leased facilities
— Elliott estimates tax savings equivalent to approximately 60% of 2011 Net Income guidance provided by Company
•
Recent IRS guidance offers the ability to adapt standard IRM customer arrangements to the requirements of a REIT without assignment or renegotiation of customer contracts
Elliott's analysis demonstrates sufficient potential for enhancing shareholder value to justify further careful review by the Board
•
Only a full analysis by a reinvigorated Board can properly measure the potential benefits of a REIT conversion against the potential challenges

Mid
$39
High
$50
Cap Rate Improvement
$13.97

Source:  Elliott estimates
Benefit from Cap Rate Compression  -- Incremental to Tax Savings of $10.58
EBITDA Multiple (for TRS business)
$13.97 5.0x 6.0x 7.0x 8.0x 9.0x
5.0% $40.06 $41.07 $42.08 $43.09 $44.09
5.5% $32.39 $33.40 $34.41 $35.42 $36.43
6.0% $26.00 $27.01 $28.02 $29.03 $30.04
6.5% $20.60 $21.61 $22.62 $23.62 $24.63
7.0% $15.97 $16.97 $17.98 $18.99 $20.00
7.5% $11.95 $12.96 $13.97 $14.98 $15.98
8.0% $8.44 $9.44 $10.45 $11.46 $12.47
8.5% $5.33 $6.34 $7.35 $8.36 $9.37
9.0% $2.58 $3.59 $4.60 $5.61 $6.61
9.5% $0.11 $1.12 $2.13 $3.14 $4.15
10.0% -$2.11 -$1.10 -$0.09 $0.92 $1.93
REIT
Cap Rate
Tax Savings - $10.58 Per Share Opportunity
Cap Rate Improvement - $13.97 Per Share Opportunity
•
Elliott estimates $148mm of tax savings
from REIT conversion
•
Implies a FCF benefit of $0.74 per share
Tax Savings
$10.58

1
Incremental Opportunity: Detailed Cash Flows

Source:  Elliott estimates
2011E
Mid High
Business REIT Business REIT
Status Quo Improvements Conversion Combination Improvements Conversion Combination
NOAM Physical OIBDA 972             1,013               972                   1,013               1,040               972                   1,040
Int'l Physical OIBDA 135             178                   135                   178                   219                   135                   219
Digital OIBDA 28              29                     28                     29                     30                     28                     30
Total OIBDA, ex. Corporate 1,135          1,220               1,135               1,220               1,289               1,135               1,289
Corporate Expense (179)           (147)                  (179)                  (147)                  (115)                  (179)                  (115)
Interest (200)           (200)                  (200)                  (200)                  (200)                  (200)                  (200)
Taxes (161)           (202)                  (12)                    (21)                    (237)                  (12)                    (32)
Operating Cash Flow 595             672                   743                   852                   737                   743                   942
NOAM Physical Capex (106)           (87)                    (106)                  (87)                    (78)                    (106)                  (78)
Int'l Physical Capex (93)             (75)                    (93)                    (75)                    (65)                    (93)                    (65)
Digital Capex (16)             (5)                     (16)                    (5)                     (5)                     (16)                    (5)
Corporate Capex (31)             (25)                    (31)                    (25)                    (20)                    (31)                    (20)
Total Capex (245)           (192)                  (245)                  (192)                  (168)                  (245)                  (168)
Distributable Cash Flow 350            479                  498                  660                  569                  498                  774
Distributable Cash Flow per Share $1.75 $2.39 $2.49 $3.30 $2.84 $2.49 $3.87
Incremental Equity FCF -             129                   148                   310                   219                   148                   424
Equity FCF Yield 7.00% 7.00% 6.36% 6.36% 7.00% 5.02% 5.02%
New Market Cap 5,005          6,846               7,840               10,383             8,131               9,918               15,399
New Share Price $25.00 $34.20 $39.16 $51.87 $40.62 $49.54 $76.92
Detailed Cash Flows
($MMs)
(1) Includes taxes payable at both TRS and Int’l Physical businesses
1 1 1

Source:  Elliott estimates
Free Cash Flow to Equity Yield
7.00% 6.50% 6.36% 5.50% 5.02%
800
$57.11 $61.48 $62.87 $72.66 $79.53
774
$55.24 $59.46 $60.81 $70.28
$76.92
750 $53.54 $57.64 $58.94 $68.12 $74.56
700 $49.97 $53.79 $55.01 $63.57 $69.59
660 $47.11 $50.72 $51.87 $59.94 $65.61
600 $42.83 $46.11 $47.15 $54.49 $59.65
569 $40.62 $43.73 $44.71 $51.68 $56.56
550 $39.26 $42.27 $43.22 $49.95 $54.67
498 $35.58 $38.30 $39.16 $45.26 $49.54
479 $34.20 $36.82 $37.65 $43.51 $47.62
450 $32.12 $34.58 $35.36 $40.87 $44.73
400 $28.55 $30.74 $31.43 $36.33 $39.76
350 $25.00 $26.91 $27.52 $31.81 $34.81
Current Share Price $25.00
Mid High
Business Improvements $34.20 $40.62
REIT Conversion $39.16 $49.54
Improvements + REIT Conversion $51.87 $76.92
Implied Share
Price - Based
on Equity FCF
Yield
Incremental Opportunity: Implied Share Price
Based on Equity FCF Yield

35 Align Management Compensation Incentives With Shareholder Value Creation

Align Compensation Incentives with Shareholder Value
Emphasize ROIC and FCF Rather Than Growth
Performance-based incentives are heavily weighted towards financial targets that favor growth ahead of efficient capital allocation and shareholder value
• In 2010, the CEO and Chairman’s financial targets were based two-thirds on gross revenues and contribution (OIBDA) and one-third on achievement of corporate goals, including, but not limited to, ROIC
• Focusing on revenues and OIBDA risks promoting the acquisition of revenues and earnings at the expense of ROIC and shareholder value
Executive compensation plans should be designed to align interests of management and shareholders
• Operationally – Focus on returning cash flow to shareholders and ROIC
• Compensation Structure – Optimize mix of long-term equity incentive compensation and cash
Source:  Iron Mountain Incorporated disclosures

37 Elliott’s Slate of Independent Director Nominees

•
Our slate consists of four highly qualified and motivated individuals who are fully prepared to explore all options to maximize shareholder value
— All nominees are independent of Elliott
•
These individuals have exceptional experience in the critical areas affecting IRM:
capital allocation and operational efficiency
•
The Company will benefit from fresh, independent perspectives and additional insights to the Board’s review process
Harvey Schulweis
• Brings a career-long focus on
optimizing corporate investment
decisions and return on capital
• Co-Founder and Managing
Director of Niantic Partners, a
real estate investment company
• President and sole shareholder
of Schulweis Realty, Inc.
• Former Chairman and CEO of The
Town and Country Trust, a
publicly traded REIT
• Led the conversion of Town and
Country into a REIT
• Former GP at Lazard Frères &
Co.
Ted R. Antenucci
• Deep warehouse/industrial
property experience, both
domestic and international
• Current President and Chief
Investment Officer, ProLogis
Trust
• Former President of Catellus
Commercial Development
Corp., responsible for
development, construction
and acquisition activity
• Helped lead the conversion of
Catellus into a REIT
Allan Z. Loren
• 45-year veteran of building
successful organizations
• Has extensive strategic,
technology and operational
experience
• Former Chairman and CEO of
D&B; led successful
turnaround
• Has held senior executive and
technology positions at
American Express, CIGNA,
Galileo International and
Apple Computer U.S.A.
Robert J. Levenson
• Has extensive experience as
an executive in the data
processing industry
• Managing Member of Lenox
Capital Group, a private
venture capital investment
company, since 2000
• Has held numerous senior
executive positions in leading
firms in the business services
space, including Automatic
Data Processing, Inc. and First
Data Corp.

Elliott’s Slate of Independent Director Nominees

Contacts 39 Elliott IRM Team Tel: 212-974-6000 Investors Source: Iron Mountain Incorporated disclosures Press Scott Tagliarino Tel: 212-478-2620 Email: stagliarino@elliottmgmt.com

40 Appendix

41 Business Improvements - Detail

Capex (ex. RE)
as a % of Revenues
20%
15%
10%
5%
0%
International
Digital
NA
2006
2009(E)(1)
2014(T)

Capital Expenditure Savings

- Management has said
maintenance Capex is
2% of revenues
- Elliott scenarios reduce
total Capex from 7.6%
(Company guidance) to
6.0% of revenues (in
Elliott Mid-case)
- Primary improvement/
reduction from low ROIC
Int’l Physical Capex and
Growth Capex in NOAM
Physical
- Cut new investments in
Digital
Management’s 5-yr
projection for Capex
in 2009 Annual
Investor Day
presentation
Source:  Iron Mountain Incorporated disclosures

•
G&A costs have
increased to
over 15% of sales
recently, from
13.6% earlier in
2002
•
Elliott believes
a 100-200bps cut
by consolidation
of facilities and
reduction in
corporate
overhead should
be achievable as
growth is
deemphasized
General and Administrative Costs (as % of Revenue)
Source: Iron Mountain Inc. disclosures
13.6%
13.7%
14.3%
13.7%
14.1%
14.0%
14.7%
15.3%
15.3%
13.0%
13.5%
14.0%
14.5%
15.0%
15.5%
16.0%
2002 2003 2004 2005 2006 2007 2008 2009 2010
G&A Costs Have Risen And Leave Room For Significant
Improvement

Sales and Marketing Cost Savings Consistent with the
Lower Growth of Attractive But Mature Business

Sales, Marketing and Account Management Costs (as % of Revenue)
Source: Iron Mountain Inc. disclosures
6.0%
6.5%
7.4%
8.3%
8.7%
9.1%
9.2%
9.1%
8.7%
9.0%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
9.5%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
•
Sales &
Marketing costs
have increased
from ~6%
of
sales earlier in
the decade, to
~9% recently
•
Elliott believes
a 150-250bps cut
by reducing sales
and marketing
effort is in line
with slowing
growth outlook

45 REIT Conversion - Detail

Physical Storage Business is a Compelling REIT
Candidate

- Stable, annuity-like rental income streams (Low organic growth in core business)
- High margin physical storage business generates ~80% of total IRM OIBDA
2
- Business elements not consistent with REIT requirements can be placed into a taxable
REIT subsidiary (TRS), which can continue to be a “C” Corp
2011 Revenue Split
1
2011 OIBDA Split
1, 2
2011 Company Guidance
Source: 4Q 2010 Earnings Presentation
Revenue ($mm) 3,175 - 3,240
OIBDA ($mm) 941 - 971
1. Source: Elliott estimates; Split between Storage vs. Services revenue based on Company guidance; OIBDA margin for NOAM Physical ~60% and Int’l
Physical ~25% (based on Elliott estimates)
2. Net of corporate expense
REIT, $754mm
TRS, $202mm
TRS, $1,589mm
REIT, $1,619mm

REIT Valuation - A Macro View
Public Market Real Estate vs. the S&P 500

AFFO yield is the REIT industry's proxy for the earnings yield on the broad market. The historic relationship between AFFO yield and earnings yield has been surprisingly volatile, as evidenced by the much lower yields (higher multiples) ascribed to the broad market during the '99/'00 Tech bubble and the ensuing low yields ascribed to REITs during the '06/'07 real estate bubble. Because long leases cause REIT earnings to change more slowly than those of most corporations, the earnings/AFFO estimates utilized are for three years hence.

3YR Forward Earnings Yield
REITs (AFFO Yield)
S&P 500
13%
11%
9%
7%
5%
3%
1-93
1-95
1-97
1-99
1-01
1-03
1-05
1-07
1-09
1-11
8.4%
5.2%

REIT AFFO Yield is market-cap weighted average for Green Street's coverage universe, excluding Hotels and non-US listed. 3YR forward earnings for the S&P 500 = 52wk forward operating earnings (source: Thomson Reuters) grown by 5% per year.

Public Market REITs Trade at Significantly Lower AFFO Yield vs. S&P500 Companies 47 Investors appreciate certainty of cash flow Source: Green Street Advisors, Inc.

Source:  Industrial, Data Center, Self Storage and GSA Average are sourced from Green Street Advisors, Inc., for whom Adjusted Funds from Operations =
FFO less normalized reserve for: capitalized leasing and maintenance costs; adjusted for straight line rents; less gains on land sales; IRM – High and IRM – Mid are based on Elliott estimates and reflect 2011E AFFO Yield for IRM in both the REIT and Combination valuations. For IRM – High and IRM – Mid, Elliott defines
Adjusted Funds from Operations (AFFO) as OIBDA less Corporate Expenses less Cash Interest less Cash Taxes less Capex
2011E AFFO Yield
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
Industrial Data Center Self Storage GSA Average IRM - High IRM - Mid
Market Value =
AFFO     x
AFFO Yield
Elliott Valuations Imply a Meaningful Discount to Where
Comparable REITs Trade